Investor Presentation 2/21/19 Payment Data Systems | paymentdata.com 1

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the “Company”). Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2017. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. The information presented in this presentation is as of February 21, 2019 unless indicated otherwise.

Who we are Payments is our DNA We are FinTech experts providing innovative solutions and platforms by way of a leveraged distribution model in the fastest growing segment of the payments sector. ACH Processing Credit/Debit Card Processing PrePaid Card Issuance

Enormous Opportunity to Solve Pain Points “Payments remains one of the brightest spots in the financial services universe. Propelled by…continuing technological advances, payments businesses globally are on track to add $1 trillion in new revenue through 2027. That outlook presents enormous opportunities for retail and wholesale payments institutions. Capitalizing on those opportunities, however, requires that banks and payments providers address lingering customer pain points.”

Volume & Transactions Per Year $3500 16 $3,300 $3,400 $3000 $2,978 $2,916 14 $2,830 $2500 12 $2000 Transactions 10 Volume ($millions) $1500 8 (millions) 1 $1000 Over $3.4 Billion 6 dollars processed in $630 $500 2018 and over 13 4 million transactions $0 processed in 2018. Payment Data Systems | paymentdata.com1 2 2013 2014 2015 2016 2017 2018 Revenue Run Rate & CAGR 29.12 $25 30 $20 25 $15 20 CAGR Revenue Run Rate $10 15 (Percentage) ($ millions) ($ $5 10 $- 5 1 1 Reflects YTD results as of 2013 2014 2015 2016 2017 2018 9/30/18 Annualized

Intentionally Investing in Organic Growth PAYMENT FACILITATION ACH PROCESSING growth engine Enhancing the Our cash cow funds high- value of our growth initiatives, including Payment Facilitation platform and and Pre-paid. partnerships. PRE-PAID CARD ISSUANCE growth engine

ACH LINE OF BUSINESS ACH Services Record Processing Volume $3.4bn in volume annually Six Consecutive quarters of sequential ACH growth Multiple Originating Depository Financial Institutions Only Broad-Industry focused NACHA Certified sender More Funding Control Same Day Funding & Late Cutoff

PrePaid Card Services

mastercard

Pay

pay

G Pay

CUSTOM

Custom Prepaid Program

Launch your own next-generation prepaid card solution with your brand.

DIGITAL

Incentive, Promotional & Disbursement Cards

A fully digital way to send cards instantly by email or text, **90% cheaper** than plastic cards, first prepaid card integrated with ApplePay, SamsungPay and GooglePay

CONSUMER

Akimbo: Consumer Card Program

Allows consumer to share money instantly with other card holders, manage sub cards compatible with ApplePay, SamsungPay and GooglePay


PAYMENT

Innovative Digital Platform in Action

Yes, There’s a Prepaid Card for That Refunds, Rebates, Claims – Disperse funds prior to the liability associated with escheatment responsibilities. Per Diems, Corporate Expense Management, Contractor Payments Sales Incentives, Employee Appreciation, Rewards Programs Loan/Funds Disbursements, Insurance Payments, Unique Forms of Compensation (medical trials, etc.)

We address the pain points associated with accepting, processing & reporting payments inside software platforms. Reseller Sales Organization Payment Gateway Bank All merchants must sort through gateway options Talk to several sales people 4-6 Recruit & identify processor Week long Process Negotiate processing rates Software Complete an onerous paper application Clients: Merchants Establish Reserves & personal guarantees Software Navigate the arduous underwriting process Company Processor must connect to software provider The software provider must activate the merchant account, the final step of this unnecessarily laborious process.

How we do it Payment Platform 4-5 Merchant Data Days Software to enter payment Company revenue cycle API Integration Layer Payment Platform

Our Technology is the Key that opens the door to meaningful Payments Revenues From account creation to payment processing and funds disbursement, the entire process is streamlined behind the scenes, requiring no up front investment from software partners. Payment Data Systems

Path to Revenue -Illustration Traditional Approach– 1:1 PDS Leveraged Distribution – 1:Many Cash Impact to Payment Data Systems One Software $60,000,000 $100.00 One Software Company Company = 1,000 at net spread of .45% x 2.79% Merchants x 2.79% One Transaction = $2.79 Annually = $1,674,000 Annually = $270,000 10 Software $600,000,000 $60,000 Companies = 10 Software Companies One Merchant at net spread of .45% x 2.79% 10,000 x 2.79% Merchants Annually = $1,674 Annually = $16,740,000 Annually = $2,700,000

Fastest Growing Segment Stripe Valuation Doubles to $20 Adyen aims for a $1B IPO, Valuing the Billion With No IPO in Sight Payments Startup at up to $8.3B when it lists on June 13 We are participating in the fastest growing segment of the payments industry Global Payments to Acquire Heartland Payment Systems for $4.3B, Combining Payments Firm TSYS to Acquire Leading Payments Technology Companies TransFirst for $2.35B

How we Differentiate Tech Enabled Payments Platform Offering Extensive API Libraries with Sample Code Scale Through Leveraged Distribution Breadth of Products & Services Offered Through a Single Vendor Operating Environment Quick & Efficient Path to Revenue for Downstream Integration Partners

APPENDIX

Investor Highlights Share Price $3.02 02/21/2019 52-week $1.38 range $3.82 Debt $ 0 Shares outstanding 16.7*m Cash $ 4.5*m Market Cap m *Following the closing of a $2mm registered direct offering $50.4 on February 14, 2019

Balance Sheet Highlights as of 9/30/2018 USD Millions Cash $4.5* Restricted cash & Settlement funds $48.4 Total Assets $60.2 Short term/long term debt $0 Total Liabilities & Equity $60.2 *Following the closing of a $2mm registered direct offering on February 14, 2019 ~$41 million in unused tax NOL carry-forward

Income Statement Highlights USD Millions Annual 2017 YTD 2018 Revenues $14.6 $18.6 Cost of sales 10.8 14.5 Gross Profit $3.7 $4.05 SG&A 4.3 5.6 Depreciation & Amortization 1.3 1.4 Income tax benefit (expense) (0.3) 0 Net Loss $(3.0) $(2.9) Adjusted EBITDA $(0.6) $(0.6) See Non-GAAP Reconciliation in the Appendix

Non - GAAP 2/21/19